                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   July 31, 1997




                         UNIVERSAL OUTDOOR HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                DELAWARE                  000-20823                     36-3766705
   (STATE OR OTHER JURISDICTION          (COMMISSION        (IRS EMPLOYER IDENTIFICATION NO.)
 OF INCORPORATION OR ORGANIZATION)       FILE NUMBER)

           311 SOUTH WACKER DRIVE, SUITE 6400, CHICAGO, ILLINOIS 60606

                  REGISTRANT'S TELEPHONE NUMBER: (312) 431-0822


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ITEM 5.  OTHER EVENTS.

     The registrant is filing certain historical financial statements and related pro forma financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     23.1  Consent of Price Waterhouse LLP
     23.2  Consent of Ernst & Young LLP
     23.3  Consent of Arthur Andersen LLP
     99.1  Pro Forma Financial Information
     99.2  Financial Statements of Universal Outdoor Holdings, Inc.
           and its subsidiary
     99.3  Financial Statements of NOA Holding Company
     99.4  Financial Statements of Ad-Sign
     99.5  Financial Statements of POA Acquisition Corporation
     99.6  Financial Statements of Revere Holding Corp. and subsidiaries




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                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Universal Outdoor Holdings, Inc.
                                   -------------------------------------
                                   (Registrant)



July 31, 1996                      /s/ Brian T. Clingen
                                   -------------------------------------
                                   Brian T. Clingen
                                   Vice President and Chief Financial Officer





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                                LIST OF EXHIBITS

 Exhibit                                                              Page
 -------                                                              ----
  23.1  Consent of Price Waterhouse LLP
  23.2  Consent of Ernst & Young LLP
  23.3  Consent of Arthur Andersen LLP
  99.1  Pro Forma Financial Information
  99.2  Financial Statements of Universal Outdoor Holdings, Inc.
        and its subsidiary
  99.3  Financial Statements of NOA Holding Company
  99.4  Financial Statements of Ad-Sign
  99.5  Financial Statements of POA Acquisition Corporation
  99.6  Financial Statements of Revere Holding Corp. and subsidiaries


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